Other Receivables, Net (Details) - CNY (¥) ¥ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Receivables [Abstract]
Advances to staff	[1]	¥ 10,036	¥ 14,599
Advances to entrepreneurial agents	[2]	1,362	1,308
Rental deposits		12,580	7,709
Interest receivables	[3]	18	23,038
Loan to a third party	[4]		513,180
Amount due from a third party	[5]	19,463	42,152
Amount due from payment platform		7,082	591
Other	[6]	35,609	28,804
Other receivables, net		¥ 86,150	¥ 631,381

[1]	This represented advances to staff of the Group for daily business operations which are unsecured, interest-free and repayable on demand.
[2]	This represented advances to entrepreneurial agents who provide services to the Group. The advances are used by agents to develop business. The advances were unsecured, interest-free and repayable on demand.
[3]	This represented accrued interest income on bank deposits and accrued interest on subscription receivables (note 2(m)).
[4]	This represented loan to Shenzhen Chuangjia Investment Partnership Limited ("Chuangjia") of RMB500,000 and corresponding interest receivable RMB13,180 as of December 31, 2017. The loan is secured by the 99% equity share of Chengdu Puyi Bohui Information Technology Limited ("Puyi Bohui"), a major operating subsidiary of Chuangjia, with interest rate 7.3% per annum. The loan matured in 2018 and the entire principal and interests were fully settled in August 31, 2018.
[5]	This represented the residual balance of uncollected cash consideration due from Cheche, which is related to the disposal of P&C business. See Note 3 for details.
[6]	This represented other miscellaneous receivables, including advance for staff of the social insurance and housing fund, prepaid rents, deposit to the garages for car repairing, prepayment for postage, etc.